SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Section 240.14a-12


                             ON2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies: _____________________________________________________

         (2)      Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________________.

         (4)      Proposed maximum aggregate value of transaction: _____________

         (5)      Total fee paid: ______________________________________________

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: ______________________________________

         (2)      Form, Schedule or Registration Statement No.: ________________

         (3)      Filing Party: ________________________________________________

         (4)      Date Filed: __________________________________________________

                             ON2 TECHNOLOGIES, INC.

   --------------------------------------------------------------------------

                       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD o, 2004
   --------------------------------------------------------------------------

         As a stockholder of ON2 TECHNOLOGIES, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Special Meeting of Stockholders of the Company to be held at o at o, New York time, on o, 2004, for the following purposes:

         1. To amend the Company's Certificate of Incorporation, as previously amended, to increase the number of authorized shares of Common Stock, par value $0.01 per share, to 140,000,000; and

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only stockholders of record at the close of business on February 17, 2004, will be entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. The transfer books will not be closed.

         We hope you can attend the Special Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

         Your attention is directed to the attached Proxy Statement.


                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       [LOGO]

                                       /s/ Douglas A. McIntyre
                                       -------------------------------------
                                       DOUGLAS A. MCINTYRE
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York
o, 2004

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE,
                                   SUITE 103,
                          CLIFTON PARK, NEW YORK 12045
                                 (518) 348-0099

   --------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                               TO BE HELD o, 2004
   --------------------------------------------------------------------------


         The Special Meeting of Stockholders of On2 Technologies, Inc., a Delaware corporation (the "Company"), will be held on o, 2004, at the time and place and for the purposes set forth in the Notice of Special Meeting of
Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Special Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

         The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and, upon request, will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

         Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Special Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposal herein, the persons named in the proxy also may vote in favor of a proposal to recess the Special Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matter being considered at the Special Meeting.

         This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about o, 2004.


                                VOTING SECURITIES

         Only holders of record of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at the close of business on February 17, 2004 (the "Record Date") have the right to receive notice of and to vote at the Special Meeting. As of the Record Date, 74,398,560 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Special Meeting. Voting rights of the Common Stock are noncumulative.

         Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum, permitting the business of the meeting to be conducted. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to act on Proposal 1. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. Under the current rules of the American Stock Exchange, the exchange on which the Company's shares are currently traded, brokers may vote on Proposal 1 without instructions from customers, provided that the brokers do not know of any challenge to the proposal. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on a matter will have the same legal effect as a vote against the matter.


                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

         The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of o, 2004, are as follows:

                                                               Amount and Nature of
                                                               Beneficial Ownership
                                                              (Number of Shares)(1)
                                              -----------------------------------------------------
                                                                                        Percent of
Name and Address of Beneficial Owner          Title of Class           Total               Class
------------------------------------          --------------           -----               -----
Abanat Limited(2)                                 Common               9,161,015           11.6%
c/o P.O. Box 222

Jeddah, Saudi Arabia 21411
Citigroup, Inc.(3)                                Common              13,924,354           16.0%
399 Park Avenue
New York, NY 10022

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Includes 4,832,643 shares of Common Stock, 2,096,229 shares of common stock to be issued upon the exercise of outstanding warrants and 2,232,143 shares of common stock underlying convertible debentures. H.E. Abdul Aziz Al-Sulaiman exercises investment and voting control over all of our securities owned by Abanat Limited.

(3) Includes 1,130,800 shares of Common Stock, 7,406,441 shares of common stock to be issued upon the conversion of Series A, Series C-IV, Series C-V and Series C-VI Preferred, 5,357,143 shares of common stock to be issued upon the exercise of outstanding warrants, and 30,000 shares of common stock to be issued upon conversion of options. These shares are beneficially owned by The Travelers Insurance Company and/or The Travelers Indemnity Company, which are indirect subsidiaries of Citigroup, Inc.


             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

         The following information with respect to beneficial ownership, as of February 4, 2004, of shares of Common Stock is furnished with respect to (i) each director of the Company, (ii) each executive officer of the Company and
(iii) all current directors and executive officers as a group, together with their respective percentages. All ownership information is based upon filings made by those persons with the Securities and Exchange Commission or upon information provided to the Company. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2 Technologies, Inc., 21 Corporate Drive, Suite 103, Clifton Park, New York 12065.

                                                                                Amount and Nature of
                                                                                Beneficial Ownership
                                                                               (Number of Shares)(1)
                                                               ----------------------------------------------------
                                                                                                         Percent of
Name and Address of Beneficial Owner                           Title of Class           Total               Class
------------------------------------
Douglas A. McIntyre(2)                                             Common               1,640,000             2.1
Director, Chairman, President and
    Chief Executive Officer

Timothy C. Reusing (3)                                             Common                 150,666              *
Executive Vice President and General Counsel and Secretary

Anthony Principe (4)                                               Common                  72,500              *
Vice President and Chief Financial Officer

William A. Newman(5)                                               Common                 390,000             *
Director
McGuireWoods LLP
9 West 57th Street
New York, NY 10019

J. Allen Kosowsky(6)                                               Common                 365,000             *
Director

Michael Kopetski(7)                                                Common                 200,000             *
Director

Hao Jie(8)                                                         Common                  50,000             *
Director
Beijing E-world Technology Co., Ltd.
Triumph Plaza East-F4 143A
Xizhimenwai Street
Xicheng District
Beijing, People's Republic of China

Tom Weigman(9)                                                     Common                 290,000             *
Director

All current directors and executive officers as a group            Common                       o             o
   (8 persons)


*        Represents  less than one percent (1%) of outstanding  shares of Common
         Stock.

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Includes 40,000 shares of Common Stock and options to purchase 1,600,000 shares of Common Stock that are exercisable within 60 days.

(3) Includes options to purchase 100,666 shares of Common Stock that are exercisable within 60 days.

(4) Includes options to purchase 47,500 shares of Common Stock that are exercisable within 60 days.

(5) Includes options to purchase 390,000 shares of Common Stock that are exercisable within 60 days.

(6) Includes 50,000 shares of Common Stock and options to purchase 315,000 shares of Common Stock that are exercisable within 60 days.

(7) Includes 30,000 shares of Common Stock, a warrant to purchase 30,000 shares of Common Stock and options to purchase 140,000 shares of Common Stock that are exercisable within 60 days.

(8) Includes options to purchase 50,000 shares of Common Stock that are exercisable within 60 days.

(9) Includes options to purchase 290,000 shares of Common Stock that are exercisable within 60 days.


                                   PROPOSAL 1
               AMENDMENT TO CERTIFICATE OF INCORPORATION RELATING
                   TO INCREASED AUTHORIZATION OF COMMON STOCK

         The Board of Directors has approved, and recommends to the stockholders for adoption, an amendment to the Company's Certificate of Incorporation, as previously amended, as set forth in Exhibit A hereto, that would increase the number of shares of Common Stock authorized for issuance from 100,000,000 to 140,000,000 shares.

         The Board of Directors believes that an increase in the number of shares of authorized Common Stock as contemplated by this Proposal would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and in responding to developments in the Company's business. Such flexibility might include, without limitation, the issuance and sale of Common Stock (i) as consideration, in whole or in part, for the acquisition of businesses or other assets, (ii) in connection with the exercise of options or warrants or the conversion of convertible securities, (iii) pursuant to any stock option plan or other benefit plan or employment agreement,
(iv) in public or private offerings as a means of obtaining additional capital for the Company's business, and (v) in connection with stock splits or dividends and other general corporate purposes. At this time the Board of Directors does not have any definitive plans for issuing any additional shares of Common Stock except in connection with the conversion of outstanding convertible securities. In connection with the Company's plan to pursue potential acquisitions of businesses or other assets, the Company recently announced its engagement of Navellier Dynamic Opportunities Fund, L.P., to assist it in identifying strategic acquisitions in the multimedia technology area that are expected to be accretive to earnings. The Company might pay for such acquisitions in whole or in part through the issuance of Common Stock. There can be no assurance that the Company will be able to locate and complete any such acquisitions on terms acceptable to it, or at all, or that such acquisitions will be accretive to earnings. At current stock price levels, an acquisition financed in whole or in part by the issuance of Common Stock or an equity financing likely would require the Company to issue more shares of Common Stock than are currently authorized under the Certificate of Incorporation. As of the Record Date, an aggregate of 74,398,560 shares of Common Stock were issued and outstanding and an aggregate of 24,387,440 shares of Common Stock were reserved for issuance upon the exercise of options and warrants or the conversion of preferred stock.

         The increase in the number of shares authorized for issuance will not have any immediate effect on the rights of existing stockholders. The Board of Directors will, however, have the authority to issue the authorized shares without requiring stockholders' future approval of such issuances, except as may be required by applicable law or stock exchange regulations. There may be circumstances in which the Company will be required to obtain the approval of its stockholders before it can issue any authorized shares. For example, under the current rules of the American Stock Exchange (the "Exchange"), newly-issued shares cannot be listed for trading on the Exchange without the consent of the stockholders, if the shares to be issued will be 20% or more of the outstanding shares and the price at which the shares would be issued will be less than the Company's per share book value or market value, whichever is greater. Similarly, stockholder approval would be required for shares to be issued as sole or partial consideration for the stock or assets of another company if the shares to be issued in the acquisition would be 5% or more of the Company's outstanding shares and if any director, officer or substantial stockholder of the Company had a 5% or greater interest (or if all directors, officers and substantial stockholders of the Company have a 10% or greater interest) in the company or assets to be acquired.

         The Company will in any event have to file an application with the Exchange prior to any new issuance of Common Stock. The Company will have to wait for the Exchange's approval of the new issuance before the Company will be allowed to undertake the proposed issuance.

         To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

         The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Company. The Board of Directors, however, has no present intention of issuing any shares of Common Stock for such purposes, and this Proposal is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

         Approval of Proposal No. 1 requires a majority of the outstanding shares of Common Stock.


RECOMMENDATION:

         THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS PREVIOUSLY AMENDED, TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 140,000,000 IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" PROPOSAL NO 1.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Special Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 21, 2004. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         This document contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company's future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that such statements will be achieved. These statements are only predictions. Actual events or results may differ materially. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this document. The Company undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report.

                                BY ORDER OF THE BOARD OF DIRECTORS,

                                [LOGO]

                                /s/ Timothy C. Reusing
                                -------------------------------------------
                                TIMOTHY C. REUSING
                                SECRETARY


o, 2004

                                                                       EXHIBIT A


                                 PROPOSAL NO. 1

         Section 1 of Article IV of the Certificate of Incorporation is proposed to be restated in its entirety as follows:

         "Section 1 AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 140,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), and 20,000,000 shares of non-voting preferred stock, par value $0.01 per share ("Preferred Stock")."

                             ON2 TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Timothy C. Reusing and ____________, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2 Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on o, 2004 or any adjournments thereof.

1. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS PREVIOUSLY AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, TO o:

         FOR  [ ]               AGAINST [ ]             ABSTAIN [ ]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                     (Continued on reverse side)

The undersigned acknowledges receipt of the Notice of said Special Meeting and of the Proxy Statement attached thereto.

                           Dated             , 2004

                           PLEASE  SIGN  EXACTLY AS NAME  APPEARS AT LEFT.  WHEN
                           SIGNING   AS   ATTORNEY,   EXECUTOR,   ADMINISTRATOR,
                           TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE AS SUCH.

                           Please mark, sign, date and return the proxy card using the enclosed envelope.



                                       3